Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

SummitIG, LLC 22365 Broderick Drive, Suite 250 Sterling, Virginia 20166

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of dark fiber contracts and the related cables in connection with the proposed offering of Summit Issuer, LLC Secured Dark Fiber Network Revenue Notes, Series 2025-1. SummitIG, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Contract Data File and Cable Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Contract Data File and Cable Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 1, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Contract Data File”) containing data, as represented to us by the Company, as of July 31, 2025, with respect to 1,319 dark fiber contracts (the “Dark Fiber Contracts”). At the Company’s instruction, we randomly selected 75 Dark Fiber Contracts from the Contract Data File (the “Sample Contracts”).

Further, on October 10, 2025, representatives of the Company provided us with a computer-generated data file and related record layout (the “Cable Data File”) containing data, as represented to us by the Company, as of July 31, 2025, with respect to 2,438 dark fiber cables (the “Dark Fiber Cables”).  At the Company’s instruction, we randomly selected 25 Dark Fiber Cables from the Cable Data File (the “Sample Cables”).

File Review Procedures of the Sample Contracts:

For each of the Sample Contracts, we performed comparisons of the dark fiber contract characteristics (the “Dark Fiber Contract Characteristics”) set forth on the Contract Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Dark Fiber Contract Characteristics
1.	Project ID (for informational purposes only)	8.	MRR with escalator
2.	Customer	9.	Service type
3.	Term	10.	Billing start date*
4.	Signature date	11.	A location
5.	Monthly recurring revenue	12.	Z location
6.	Non-recurring charges	13.	Customer Rating
7.	Annual escalator	14.	Billing end date*

*For Sample Contracts with a project status (as set forth on the Contract Data File) of “completed” only

We compared Dark Fiber Contract Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Service Order.”

We compared Dark Fiber Contract Characteristics 9. through 12. to the corresponding information set forth on or derived from the Service Order or the “Completion Certificate.”

We compared Dark Fiber Contract Characteristic 13. to the “Rating Spreadsheet” provided to us by Morgan Stanley, on behalf of the Company, on October 22, 2025.

With respect to Dark Fiber Contract Characteristic 14., we recomputed the billing end date by adding the term (as set forth on or derived from the Service Order) to the billing start date (as set forth on or derived from the Service Order or Completion Certificate).  We compared the results of such recomputations to the corresponding information set forth on the Contract Data File.

The dark fiber contract documents indicated above and any other related documents provided in support of the Dark Fiber Contract Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Dark Fiber Contract Documentation.”

For the purposes of such comparisons and at your instruction:

•	with respect to our comparison of Dark Fiber Contract Characteristic 4., differences of 30 days or less are deemed to be “in agreement;”

•	with respect to Dark Fiber Contract Characteristic 8., differences of $0.10 or less are deemed to be in agreement; and

•	with respect to our comparison of Dark Fiber Contract Characteristic 14., differences of 15 days or less are deemed to be “in agreement.”

File Review Procedures of the Sample Cables:

For each of the Sample Cables, we performed comparisons of the dark fiber cable characteristics (the “Dark Fiber Cable Characteristics”) set forth on the Cable Data File and indicated below.

Dark Fiber Cable Characteristics

1.	Name (for informational purposes only)	8.	A location
2.	Object ID (for informational purposes only)	9.	Z location
3.	Installation date	10.	Route description
4.	Owner	11.	Single mode availability (fibers)
5.	Metro	12.	Total fiber feet
6.	Fiber count	13.	Available fiber feet
7.	Cable length (feet)

We compared Dark Fiber Cable Characteristics 3. through 11. to the corresponding information set forth on the Company’s “Vetro System.”

With respect to Dark Fiber Cable Characteristic 12., we recomputed the total fiber feet as the product of (i) the fiber count and (ii) the cable length (each as set forth on the Vetro System).  We compared the results of such recomputations to the corresponding information set forth on the Cable Data File.

With respect to Cable Characteristic 13., we recomputed the available fiber feet as the product of (i) the cable length and (ii) the single mode availability (each as set forth on the Vetro System).  We compared the results of such recomputations to the corresponding information set forth on the Cable Data File.

For the purposes of such comparisons and at your instruction:

•	with respect to our comparison of Dark Fiber Cable Characteristic 3., differences of 1 day are deemed to be “in agreement;”

•
with respect to our comparison of Dark Fiber Cable Characteristics 7., 12. and 13., differences of less than 2% of the respective Dark Fiber Cable Characteristic indicated on the Cable Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Dark Fiber Cable Characteristic 11., differences of 24 fibers or less are deemed to be “in agreement.”

The dark fiber cable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Dark Fiber Cable Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Dark Fiber Cable Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Dark Fiber Contract Documentation or Dark Fiber Cable Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Dark Fiber Contract Documentation and Dark Fiber Cable Documentation.  In addition, we make no representations as to whether the Dark Fiber Contract Documentation or Dark Fiber Cable Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts or Sample Cables, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Dark Fiber Contract Characteristics and Dark Fiber Cable Characteristics set forth on the Contract Data File and Cable Data File, respectively, were found to be in agreement with the above-mentioned Dark Fiber Contract Documentation and Dark Fiber Cable Documentation, except as indicated in Appendix A and Appendix B.  Supplemental information is contained in Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Dark Fiber Contracts or Dark Fiber Cables underlying the Contract Data File or Cable Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Dark Fiber Contracts or Dark Fiber Cables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Contract Data File or Cable Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 24, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 24, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description - Dark Fiber Contract Characteristics

1	One difference in billing start date.
2	Two differences in A location.
3	Two differences in Z location.
4	One difference in billing end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 24, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description- Dark Fiber Cable Characteristics

1	One difference in installation date.
2	Seven differences in cable length.
3	One difference in single mode availability.
4	Seven differences in total fiber feet.
5	Six differences in available fiber feet.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 24, 2025

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Contract number	Dark Fiber Cable Characteristic	Characteristic set forth on the Contract Data File	Characteristic set forth on the Dark Fiber Contract Documentation

1	Fiber Lease Agreement #1	Billing start date	1/27/2012	8/16/2013
2	Fiber Lease Agreement #1	A location	Various	[Redacted]
2	Project 0305	A location	[Redacted]	[Redacted]
3	Fiber Lease Agreement #1	Z location	Various	[Redacted]
3	Project 0305	Z location	[Redacted]	[Redacted]
4	Fiber Lease Agreement #1	Billing end date	1/27/2017	8/16/2018

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 24, 2025

Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Cable number	Dark Fiber Cable Characteristic	Characteristic set forth on the Cable Data File	Characteristic set forth on or derived from the Dark Fiber Cable Documentation

1	[Redacted]	Installation date	11/1/2025	9/30/2025
2	[Redacted]	Cable length	12,985.68	13,968.17
2	[Redacted]	Cable length	851.28	959.93
2	[Redacted]	Cable length	8,397.12	8,948.72
2	[Redacted]	Cable length	9,089.47	9,925.61
2	[Redacted]	Cable length	2,358.67	2,554.74
2	[Redacted]	Cable length	3,278.59	3,412.03
2	[Redacted]	Cable length	3,458.00	3,718.70
3	[Redacted]	Single mode availability	1668 fibers	1716 fibers
4	[Redacted]	Total fiber feet	5609813.76	6034249.44
4	[Redacted]	Total fiber feet	1471017.02	1658759.04
4	[Redacted]	Total fiber feet	7255115.14	7731694.08
4	[Redacted]	Total fiber feet	7853300.35	8575727.04
4	[Redacted]	Total fiber feet	226432.03	245255.04
4	[Redacted]	Total fiber feet	1416351.74	1473996.96
4	[Redacted]	Total fiber feet	1493856.00	1606478.40
5	[Redacted]	Available fiber feet	3,882,718.32	4,162,514.66
5	[Redacted]	Available fiber feet	1,419,940.04	1,647,239.88
5	[Redacted]	Available fiber feet	7,255,115.14	7,731,694.08
5	[Redacted]	Available fiber feet	7,371,558.55	8,049,669.71
5	[Redacted]	Available fiber feet	120,292.02	130,291.74
5	[Redacted]	Available fiber feet	1,486,940.00	1,599,041.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.